UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)
                                    --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2008

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.


                         THE ADVISORS' INNER CIRCLE FUND

THE RICE HALL JAMES FUNDS
ANNUAL REPORT                                                   OCTOBER 31, 2008

                        RICE HALL JAMES MID CAP PORTFOLIO

                       RICE HALL JAMES SMALL CAP PORTFOLIO

                       RICE HALL JAMES MICRO CAP PORTFOLIO

                                   (RHJ LOGO)

                               INVESTMENT ADVISER:

                        RICE HALL JAMES & ASSOCIATES, LLC

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2008

                                TABLE OF CONTENTS

Shareholders' Letter ......................................................    1

Schedules of Investments
   Mid Cap Portfolio ......................................................    9
   Small Cap Portfolio ....................................................   12

Summary Schedule of Investments
   Micro Cap Portfolio ....................................................   15

Statements of Assets and Liabilities ......................................   18

Statements of Operations ..................................................   19

Statements of Changes in Net Assets
   Mid Cap Portfolio ......................................................   20
   Small Cap Portfolio ....................................................   21
   Micro Cap Portfolio ....................................................   22

Financial Highlights
   Mid Cap Portfolio ......................................................   23
   Small Cap Portfolio ....................................................   24
   Micro Cap Portfolio ....................................................   25

Notes to Financial Statements .............................................   26

Report of Independent Registered Public Accounting Firm ...................   34

Disclosure of Fund Expenses ...............................................   35

Trustees and Officers of The Advisors' Inner Circle Fund ..................   38

Approval of Investment Advisory Agreements ................................   46

Notice to Shareholders ....................................................   49

The RHJ Funds file their complete schedules of fund holdings with the Security and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 866-474-5669; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2008

SHAREHOLDERS' LETTER

RHJ FUNDS ANNUAL REPORT

This last fiscal year was to say the least, a challenging one for all equity markets. October 2007 actually marked the last peak before a decline that has been particularly dramatic in the last few months of the year. The fiscal year returns reflect a very broad sell-off as there was no place to hide.

The credit crisis certainly took a turn for the worse, officially turning into a credit market meltdown and taking down some of the financial industry's former giants in investment banking, insurance, mortgage and commercial banking. The outlook for the financial industry suddenly became so bleak that the federal government felt it necessary to intervene in an unprecedented manner. Investors now have to operate in a new investment environment, one in which the Federal government has an active and, unfortunately, somewhat unpredictable role. Investors were, to say the least, nervous, as the Troubled Asset Relief Program ("TARP") was initially rejected by Congress. In the last few months of the year, the equity markets showed extreme volatility as 500+ point daily movements either up or down in the Dow Jones Industrials were more common than not. The TARP bill was eventually passed, but investors, far from being relieved, panicked as the global equity markets experienced a dramatic sell-off resulting in the worst week in recorded U.S. stock market history. In the month of October, most indices were down 20% or more, the worst decline experienced since October 1987.

These recent equity returns clearly reflect a very troubled economy and a world of investor uncertainty and confusion, as liquidity in the credit markets is severely damaged and the subprime mortgage contagion seems far from being resolved. Even with the TARP bill passing, it is hard to imagine an immediate boost to capital spending and consumer spending which is needed to help improve the earnings outlook. As expected, third quarter earnings reports have been disappointing, but not disastrous. In general, though, company managements' guidance for earnings in 2009 has been increasingly cautious and continues to unsettle the financial markets. The National Bureau of Economic Research has finally declared January, 2008 as the start of this recession, essentially confirming consensus belief. Ironically, knowing a start date may better enable corporate managements and investors to look over the valley. However, the depth and length of the recession are still in question as the extent of the challenges in this financial debacle, are truly unknown and may hinder any quick turnaround.

The fact remains, though, that the problems in the financial industry are certainly not going to be limited to that sector alone, just as it is clearly now a global slowdown rather than just a domestic slowdown. The recent jump in

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2008

unemployment points to a weak labor market and the retail environment is very clearly hurting. Retail sales, as we move closer to the holiday season, will surely be watched very closely as consumer spending is expected to remain under pressure for the foreseeable future. The repercussions of such a dramatic fate to major financial institutions remain to be seen and a sustainable rally is not expected until the "contagion" works itself through the system. The housing market needs to stabilize, the labor market needs to improve and credit markets functionality needs to be restored before the consumer truly regains confidence and corporations see renewed profit growth.

On a positive note, after a very difficult second quarter in 2008, where we saw extremely narrow leadership in the market, it was a dramatic reversal in the third and our overall lack of exposure to energy-related companies paid off. We can only hope that this "historic" period, marked by extreme market volatility, actual and proposed bailout plans, as well as baffling new regulations on shorting, will wring out the speculation and eventually bring equity risk-premiums back to more "normalized" levels. The rules may be changing in the investment world in the short-term, but we firmly believe that buying fundamentally strong and well valued growing companies is still the way to capture alpha over the long-term.

RHJ MID CAP PORTFOLIO

                                         CALENDAR
AS OF OCTOBER 31, 2008        6 MONTHS      YTD     1 YEAR
----------------------        --------   --------   ------
RHJ MID CAP PORTFOLIO [NET]   (31.98)%   (35.51)%   (37.73)%
Russell Midcap Index          (34.97)%   (37.50)%   (40.67)%
Russell Midcap Growth Index   (37.36)%   (40.17)%   (42.65)%

For the year ended October 31, 2008, the RHJ MID CAP PORTFOLIO (the "Fund") posted a (37.73)% return, outperforming the Russell Midcap Index, which returned (40.67)%. It was a tough year for the equity markets in general and the mid cap space was hit particularly hard. Our Fund held up well on a relative basis; especially as leadership in the market in the last few months of the year dramatically turned away from Energy. Even though the sector was hit hard as oil prices tumbled, the worst performing sector for the year as a whole for both the Fund and the Index was Consumer Discretionary. This Fund sector was down 52% for the year, 3% behind the index. Consumer Staples was another area of weakness with a -45% return. This was however, offset by strong stock selection in Industrials where our -34% return was 11% ahead of the index. Other areas of superior stock selection were Financials and Health Care. Within the under-

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2008

weight Financials sector, the Fund return was -23% compared to -43% for the Index. Our Health Care holdings were down 25% compared to down 31% for the Index sector.

RHJ SMALL CAP PORTFOLIO

                                           CALENDAR
AS OF OCTOBER 31, 2008          6 MONTHS      YTD     1 YEAR
----------------------          --------   --------   ------
RHJ SMALL CAP PORTFOLIO [NET]   (28.04)%   (33.99)%   (37.45)%
Russell 2000 Index              (24.39)%   (29.02)%   (34.16)%
Russell 2000 Growth Index       (27.63)%   (33.68)%   (37.87)%

THE RHJ SMALL CAP PORTFOLIO (the "Fund") was down (37.45)% for the year ended October 31, 2008, underperforming the Russell 2000 Index which posted a (34.16)% return. As recession fears grew stronger over the year, it is not surprising to see that Consumer Discretionary was also the worst performing area in small cap stocks with a -48% return. Fortunately, our underweight exposure combined with a -40% return was a strong positive for the year. Areas that however, detracted from performance were Energy, Industrials and Technology. While our underweight to Energy was an overall positive, our Energy holdings were down 60%+ for the year. Within Industrials, our -41% return also underperformed the index. Finally, we were down 49% in Technology where our overweight exposure was a negative this year.

On a positive note, we were underweight Health Care where stock selection was very strong with a -19% return. Within the Materials sector, our -30% return was 7% ahead of the index for the period.

RHJ MICRO CAP PORTFOLIO

                                           CALENDAR
AS OF OCTOBER 31, 2008          6 MONTHS      YTD     1 YEAR
----------------------          --------   --------   ------
RHJ MICRO CAP PORTFOLIO [NET]   (25.32)%   (35.57)%   (41.94)%
Russell 2000 Index              (24.39)%   (29.02)%   (34.16)%
Russell Microcap Index          (25.52)%   (33.38)%   (39.30)%
Russell Microcap Growth Index   (29.11)%   (39.20)%   (44.62)%

THE RHJ MICRO CAP PORTFOLIO (the "Fund") posted a (41.94)% return for the year, behind the Russell 2000 Index which returned (34.16)%. Even though microcap stocks fared better in the last few months of the fiscal year, the smallest of the small cap stocks have been the worst performers for the last two years. Within this

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2008

Fund, stock selection within Consumer Discretionary also lagged with a -51% return but performance within the Energy sector was in line with the Index with a -38% return. Areas where stock selection did lag notably were Financials and Health Care. The Fund's Financials stocks were down 43% for the period. Health Care names also underperformed with a -48% return.

On a positive note, our stock selection was superior within Consumer Staples and Industrials. We were overweight Consumer Staples and our holdings managed to be up an impressive 22% while the Index sector was down 15%. Our overweight to Industrials was also a positive and stock selection was strong with a -29% return.

INVESTMENT MANAGEMENT TEAM

The RHJ Funds

This represents the management's assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2008

DEFINITION OF COMPARATIVE INDICES

RUSSELL 2000 INDEX is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MIDCAP INDEX is an unmanaged index comprised of 800 stocks of U.S. companies with mid-market capitalization.

RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL MICROCAP INDEX is an unmanaged index that consists of the smallest 1,000 securities in the small-cap Russell 2000 Index plus the next 1,000 securities.

RUSSELL MICROCAP GROWTH INDEX measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO

Growth of a $10,000 Investment

                               (PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIODS ENDED OCTOBER 31, 2008

                     Inception
 1 Year    3 Years    to date
--------   -------   ---------
(37.73)%   (4.17)%     0.99%

           RICE HALL JAMES    RUSSELL MIDCAP   RUSSELL MIDCAP
          MID CAP PORTFOLIO    GROWTH INDEX         INDEX
          -----------------   --------------   --------------
7/30/04*      $10,000             $10,000          $10,000
2004           10,530              10,593           10,655
2005           11,852              12,278           12,583
2006           13,986              14,060           14,773
2007           16,747              16,833           17,024
2008           10,429               9,654           10,100

                    Periods ended on October 31st

*    Commencement of operations.

** If the Adviser and/or Fund's service providers had not limited certain expenses, the Fund's total return would have been lower.

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF
   FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF
   ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS DO NOT REFLECT ANY FEES OR EXPENSES. IF
SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS THE PERFORMANCE WOULD
  HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED
                                     INDEX.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY
     MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                  SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
            ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND                          RHJ SMALL CAP PORTFOLIO

Growth of a $10,000 Investment

                               (PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN*
                        FOR YEARS ENDED OCTOBER 31, 2008

 1 Year    3 Years   5 Years   10 Years
--------   -------   -------   --------
(37.45)%   (6.24)%   (1.22)%     3.92%

                RICE HALL JAMES     RUSSELL 2000   RUSSELL 2000
              SMALL CAP PORTFOLIO       INDEX      GROWTH INDEX
              -------------------   ------------   -------------
10/31/98           $10,000             $10,000        $10,000
1999                10,131              11,487         12,928
2000                14,092              13,486         15,018
2001                14,241              11,774         10,287
2002                12,238              10,411          8,068
2003                15,616              14,926         11,824
2004                16,340              16,677         12,478
2005                17,813              18,692         13,839
2006                19,675              22,426         16,201
2007                23,473              24,506         18,911
2008                14,683              16,134         11,750

                         Years ended on October 31st

* If the Adviser and/or Fund's service providers had not limited certain expenses, the Fund's total return would have been lower.

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF
   FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF
   ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD
  HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED
                                     INDEX.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY
     MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                  SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
            ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO

Growth of a $10,000 Investment

                               (PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN*
                        FOR YEARS ENDED OCTOBER 31, 2008

 1 Year    3 Years   5 Years   10 Years
--------   -------   -------   --------
(41.94)%   (9.74)%   (0.58)%     7.51%

              RICE HALL JAMES     RUSSELL 2000   RUSSELL 2000  RUSSELL MICROCAP
            MICRO CAP PORTFOLIO      INDEX       GROWTH INDEX      INDEX**
            -------------------   ------------   ------------  ----------------
10/31/98         $10,000             $10,000       $10,000
1999              12,421              11,487        12,928
2000              15,777              13,486        15,018        $15,777
2001              16,595              11,774        10,287         15,065
2002              13,887              10,411         8,068         13,770
2003              21,240              14,926        11,824         22,592
2004              23,885              16,677        12,478         24,126
2005              28,058              18,692        13,839         27,038
2006              31,187              22,426        16,201         31,602
2007              35,539              24,506        18,911         33,002
2008              20,633              16,134        11,750         20,031

                               Years ended on October 31st

* If the Adviser and/or Fund's service providers had not limited certain expenses, the Fund's total return would have been lower.

** The performance of the Russell Microcap Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes. This is a new index that has been chosen as a secondary benchmark index because it does not yet have a long enough performance history to serve as the primary index. The Adviser believes, however, that the Russell Microcap Index is the most appropriate broad-based securities index to be used for comparative purposes given the investment strategy of the Fund.

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF
   FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF
   ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD
  HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED
                                     INDEX.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY
     MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                  SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
            ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO
                                                           OCTOBER 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

Information Technology   25.2%
Industrials              16.6%
Consumer Discretionary   11.9%
Health Care              10.3%
Materials                 9.9%
Financials                6.3%
Energy                    6.2%
Cash Equivalents          5.3%
Consumer Staples          5.0%
Utilities                 3.3%

+    Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 91.5%

                                                     SHARES            VALUE
                                                 --------------   --------------
CONSUMER DISCRETIONARY -- 11.5%
   Advance Auto Parts ........................           28,209   $      880,121
   GameStop, Cl A* ...........................           17,377          475,956
   International Game Technology .............           24,117          337,638
   Royal Caribbean Cruises ...................           23,841          323,284
   Starbucks* ................................           44,275          581,331
                                                                  --------------
                                                                       2,598,330
                                                                  --------------
CONSUMER STAPLES -- 4.8%
   Central European Distribution* ............           17,243          496,426
   Safeway ...................................           27,476          584,415
                                                                  --------------
                                                                       1,080,841
                                                                  --------------
ENERGY -- 6.0%
   BJ Services ...............................           30,828          396,140
   Cameron International* ....................           22,565          547,427
   Noble .....................................           12,763          411,096
                                                                  --------------
                                                                       1,354,663
                                                                  --------------
FINANCIALS -- 6.1%
   City National .............................            7,749          414,804
   Synovus Financial .........................           47,065          486,181
   TD Ameritrade Holding* ....................           36,102          479,796
                                                                  --------------
                                                                       1,380,781
                                                                  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO
                                                           OCTOBER 31, 2008

COMMON STOCK - CONTINUED

                                                     SHARES            VALUE
                                                 --------------   --------------
HEALTH CARE -- 9.9%
   Cephalon* .................................            9,519   $      682,703
   Inverness Medical Innovations* ............           13,093          250,731
   Pediatrix Medical Group* ..................           14,172          547,748
   Pharmaceutical Product Development ........           12,171          377,057
   Quest Diagnostics .........................            8,118          379,922
                                                                  --------------
                                                                       2,238,161
                                                                  --------------
INDUSTRIALS -- 16.0%
   Allied Waste Industries* ..................           64,737          674,559
   Flowserve .................................            8,276          471,070
   IDEX ......................................           20,283          470,160
   ITT .......................................           16,026          713,157
   Kansas City Southern* .....................           18,697          577,176
   MSC Industrial Direct, Cl A ...............           10,830          388,364
   Steelcase, Cl A ...........................           35,193          327,295
                                                                  --------------
                                                                       3,621,781
                                                                  --------------
INFORMATION TECHNOLOGY -- 24.4%
   Agilent Technologies* .....................           28,190          625,536
   Anixter International* ....................           10,093          339,226
   Cognizant Technology Solutions, Cl A* .....           21,699          416,621
   Fiserv* ...................................           15,702          523,819
   Harris ....................................           18,142          652,205
   Kla-Tencor ................................           21,750          505,687
   National Instruments ......................           14,905          378,587
   Nuance Communications* ....................           52,533          480,677
   SAIC* .....................................           51,781          956,395
   Western Union .............................           41,316          630,482
                                                                  --------------
                                                                       5,509,235
                                                                  --------------
MATERIALS -- 9.6%
   Air Products & Chemicals ..................           10,373          602,983
   Albemarle .................................           18,082          440,297
   Pactiv* ...................................           37,572          885,196
   Rockwood Holdings* ........................           18,783          231,970
                                                                  --------------
                                                                       2,160,446
                                                                  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO
                                                           OCTOBER 31, 2008

COMMON STOCK - CONTINUED

                                                     SHARES            VALUE
                                                 --------------   --------------
UTILITIES -- 3.2%
   Covanta Holding* ..........................           32,979   $      711,027
                                                                  --------------
   Total Common Stock
      (Cost $28,925,534) .....................                        20,655,265
                                                                  --------------
SHORT-TERM INVESTMENTS -- 5.2%
CASH EQUIVALENTS (A) -- 5.2%
   HighMark Diversified Money Market Fund
      Fiduciary Class, 2.960% ................          882,904          882,904
   HighMark U.S. Government Money Market Fund,
      Fiduciary Class, 0.450% ................          276,731          276,731
                                                                  --------------
   Total Short-Term Investments
      (Cost $1,159,635) ......................                         1,159,635
                                                                  --------------
   Total Investments -- 96.7%
      (Cost $30,085,169)......................                    $   21,814,900
                                                                  ==============

     Percentages are based on Net Assets of $22,568,392.

*    Non-income producing security.

(A)  Rate shown is the 7-day effective yield as of October 31, 2008.

Cl   Class

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

Industrials                24.9%
Information Technology     24.0%
Health Care                20.3%
Consumer Discretionary     12.9%
Financials                  6.9%
Consumer Staples            4.1%
Energy                      3.6%
Materials                   1.7%
Cash Equivalent             1.6%

+    Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 96.0%

                                                     SHARES            VALUE
                                                 --------------   --------------
CONSUMER DISCRETIONARY -- 12.6%
   Childrens Place Retail Stores* ............           19,000   $      635,170
   Fossil* ...................................           24,300          441,045
   Iconix Brand Group* .......................          100,700        1,096,623
   NetFlix* ..................................           30,700          760,132
   O'Reilly Automotive* ......................           36,300          984,093
   Tupperware Brands .........................           20,800          526,240
                                                                  --------------
                                                                       4,443,303
                                                                  --------------
CONSUMER STAPLES -- 4.0%
   Hain Celestial Group* .....................           22,100          513,604
   NBTY* .....................................           22,700          530,499
   United Natural Foods* .....................           16,127          360,277
                                                                  --------------
                                                                       1,404,380
                                                                  --------------
ENERGY -- 3.5%
   Arena Resources* ..........................           12,400          377,952
   Carrizo Oil & Gas* ........................           13,100          306,409
   Hornbeck Offshore Services* ...............           14,100          335,580
   Willbros Group* ...........................           13,600          210,664
                                                                  --------------
                                                                       1,230,605
                                                                  --------------
FINANCIALS -- 6.8%
   IPC Holdings ..............................           37,200        1,027,092
   PrivateBancorp ............................           16,812          605,400
   Signature Bank* ...........................           23,500          765,630
                                                                  --------------
                                                                       2,398,122
                                                                  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 2008

COMMON STOCK - CONTINUED

                                                     SHARES            VALUE
                                                 --------------   --------------
HEALTH CARE -- 19.8%
   Amedisys* .................................           14,300   $      806,663
   Analogic ..................................            6,800          300,288
   Emergency Medical Services, Cl A* .........           20,300          667,058
   eResearchTechnology* ......................           38,300          247,418
   Haemonetics* ..............................           14,800          874,088
   NuVasive* .................................            7,700          362,593
   PerkinElmer ...............................           40,400          724,776
   Perrigo ...................................           31,500        1,071,000
   Pharmaceutical Product Development ........           16,100          498,778
   Psychiatric Solutions* ....................           27,100          902,159
   SurModics* ................................           20,000          530,000
                                                                  --------------
                                                                       6,984,821
                                                                  --------------
INDUSTRIALS -- 24.3%
   AAR* ......................................           80,000        1,279,200
   Actuant, Cl A .............................           36,400          652,652
   Allied Waste Industries* ..................           65,500          682,510
   Bucyrus International, Cl A ...............            7,800          188,214
   CoStar Group* .............................           14,600          525,892
   Eagle Bulk Shipping .......................           31,400          313,058
   EnerSys* ..................................           44,300          585,646
   Forward Air ...............................           22,100          578,357
   Landstar System ...........................           23,300          899,147
   Mine Safety Appliances ....................           30,400          820,800
   Titan International .......................           25,500          294,780
   Triumph Group .............................           17,590          771,498
   VistaPrint* ...............................           22,600          385,782
   Watsco ....................................           14,700          604,023
                                                                  --------------
                                                                       8,581,559
                                                                  --------------
INFORMATION TECHNOLOGY -- 23.4%
   Ariba* ....................................           63,423          678,626
   Aspen Technology* .........................           99,000          775,170
   Blackboard* ...............................           16,400          401,472
   CACI International, Cl A* .................           19,200          790,656
   Coherent* .................................           27,100          685,630

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 2008

COMMON STOCK - CONTINUED

                                                     SHARES            VALUE
                                                 --------------   --------------
INFORMATION TECHNOLOGY -- (CONTINUED)
   Euronet Worldwide* ........................           57,000   $      679,440
   Intermec* .................................           52,100          675,737
   IPG Photonics* ............................           35,900          509,780
   j2 Global Communications* .................           43,200          696,384
   Jack Henry & Associates ...................           50,800          965,708
   Microsemi* ................................           46,400        1,008,736
   Polycom* ..................................           18,900          397,089
                                                                  --------------
                                                                       8,264,428
                                                                  --------------
MATERIALS -- 1.6%
   Valspar ...................................           28,800          588,960
                                                                  --------------
   Total Common Stock
      (Cost $41,879,450) .....................                        33,896,178
                                                                  --------------
SHORT-TERM INVESTMENT -- 1.6%
CASH EQUIVALENT -- 1.6%
   HighMark Diversified Money Market Fund,
      Fiduciary Class, 2.960% (A)
      (Cost $571,350) ........................          571,350          571,350
                                                                  --------------
   Total Investments -- 97.6%
      (Cost $42,450,800) .....................                    $   34,467,528
                                                                  ==============

     Percentages are based on Net Assets of $35,321,260.

*    Non-income producing security.

(A)  Rate shown is the 7-day effective yield as of October 31, 2008.

Cl   Class

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO
                                                         OCTOBER 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

Information Technology       30.0%
Industrials                  19.3%
Consumer Discretionary       18.5%
Health Care                  15.4%
Consumer Staples              5.3%
Financials                    4.3%
Energy                        4.1%
Cash Equivalent               1.8%
Telecommunication Services    1.3%

+    Percentages are based on total investments.

SUMMARY SCHEDULE OF INVESTMENTS
COMMON STOCK -- 96.9%**

                                                    % OF
                                                 NET ASSETS     SHARES        VALUE
                                                 ----------   ---------   ------------
CONSUMER DISCRETIONARY -- 18.3%
   American Public Education* ................       1.2%        30,000   $  1,328,100
   ATC Technology* ...........................       1.3         65,000      1,425,450
   BJ's Restaurants* .........................       1.5        188,300      1,673,987
   Cavco Industries* .........................       1.6         49,900      1,698,097
   DG FastChannel* ...........................       1.3         82,617      1,463,147
   Iconix Brand Group* .......................       2.1        208,100      2,266,209
   Martha Stewart Living Omnimedia* ..........       0.9        191,600      1,002,068
   Peets Coffee & Tea* .......................       1.5         72,700      1,632,842
   Smart Balance* ............................       1.4        208,508      1,492,917
   True Religion Apparel* ....................       1.1         74,400      1,246,200
   Universal Electronics* ....................       1.1         54,939      1,160,861
   Other Securities ..........................       3.3                     3,645,082
                                                                          ------------
                                                                            20,034,960
                                                                          ------------
CONSUMER STAPLES -- 5.2%
   Spartan Stores ............................       1.6         64,700      1,746,253
   TreeHouse Foods* ..........................       3.0        109,500      3,313,470
   Other Securities ..........................       0.6                       625,086
                                                                          ------------
                                                                             5,684,809
                                                                          ------------
ENERGY -- 4.1%
   Furmanite* ................................       1.5        203,000      1,624,000
   Petroquest Energy* ........................       1.3        142,300      1,415,885
   Other Securities ..........................       1.3                     1,427,965
                                                                          ------------
                                                                             4,467,850
                                                                          ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO
                                                         OCTOBER 31, 2008

COMMON STOCK - CONTINUED

                                                    % OF
                                                 NET ASSETS     SHARES        VALUE
                                                 ----------   ---------   ------------
FINANCIALS -- 4.3%
   Nara Bancorp ..............................       1.9%       187,300   $  2,060,300
   Other Securities ..........................       2.4                     2,605,867
                                                                          ------------
                                                                             4,666,167
                                                                          ------------
HEALTH CARE -- 15.2%
   Alliance Imaging* .........................       1.3        173,400      1,413,210
   Bio-Reference Labs* .......................       1.2         52,400      1,288,516
   Greatbatch* ...............................       1.4         73,000      1,587,750
   Life Sciences Research* ...................       1.0         58,800      1,084,272
   Matrixx Initiatives* ......................       1.0         67,100      1,099,769
   Medtox Scientific* ........................       1.7        187,600      1,847,860
   Natus Medical* ............................       1.4         99,600      1,523,880
   SonoSite* .................................       1.2         62,600      1,318,982
   Other Securities ..........................       5.0                     5,542,240
                                                                          ------------
                                                                            16,706,479
                                                                          ------------
INDUSTRIALS -- 19.0%
   AAR* ......................................       1.7        119,700      1,914,003
   American Ecology ..........................       1.0         61,400      1,076,956
   Apogee Enterprises ........................       1.2        132,789      1,309,299
   DXP Enterprises* ..........................       0.9         74,980      1,046,721
   Dynamex* ..................................       2.2         97,600      2,382,416
   FreightCar America ........................       1.5         62,100      1,621,431
   Hawaiian Holdings* ........................       1.8        277,500      1,942,500
   Healthcare Services Group .................       1.8        123,250      2,041,020
   Standard Parking* .........................       2.1        108,760      2,279,610
   Titan Machinery* ..........................       1.1        101,400      1,255,332
   Other Securities ..........................       3.7                     4,024,348
                                                                          ------------
                                                                            20,893,636
                                                                          ------------
INFORMATION TECHNOLOGY -- 29.6%
   3PAR* .....................................       1.2        199,600      1,273,448
   Cbeyond* ..................................       1.7        159,000      1,911,180
   DemandTec* ................................       0.9        143,514      1,034,736
   Dycom Industries* .........................       1.3        164,784      1,463,282
   EPIQ Systems* .............................       1.4        114,300      1,553,337
   Globecomm Systems* ........................       1.8        255,100      2,010,188
   HMS Holdings* .............................       1.8         79,900      1,979,123
   Interwoven* ...............................       1.8        160,275      2,021,068

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO
                                                         OCTOBER 31, 2008

COMMON STOCK - CONTINUED

                                                    % OF
                                                 NET ASSETS     SHARES        VALUE
                                                 ----------   ---------   ------------
INFORMATION TECHNOLOGY -- (CONTINUED)
   JDA Software Group* .......................       1.0%        78,000   $  1,113,840
   Monolithic Power Systems* .................       1.3         83,300      1,415,267
   NCI* ......................................       2.0         89,847      2,138,359
   Netezza* ..................................       1.4        153,700      1,490,890
   Seachange International* ..................       2.3        331,483      2,532,530
   Tyler Technologies* .......................       1.5        117,200      1,592,748
   Viasat* ...................................       1.2         69,800      1,271,756
   Other Securities ..........................       7.0                     7,655,193
                                                                          ------------
                                                                            32,456,945
                                                                          ------------
TELECOMMUNICATION SERVICES -- 1.2%
   Neutral Tandem* ...........................       1.2         77,900      1,357,018
                                                                          ------------
   Total Common Stock
      (Cost $125,941,241) ....................                             106,267,864
                                                                          ------------
SHORT-TERM INVESTMENT -- 1.8%
CASH EQUIVALENT -- 1.8%
   HighMark Diversified Money Market Fund,
      Fiduciary Class, 2.960% (A)
      (Cost $1,946,985) ......................       1.8      1,946,985      1,946,985
                                                                          ------------
   Total Investments -- 98.7%
      (Cost $127,888,226) ....................                            $108,214,849
                                                                          ============

     Percentages are based on Net Assets of $109,691,182.

*    Non-income producing security.

** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(A)  Rate shown is the 7-day effective yield as of October 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2008

STATEMENTS OF ASSETS AND LIABILITIES

                                                        MID CAP      SMALL CAP      MICRO CAP
                                                       PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                      -----------   -----------   ------------
ASSETS:
Investments at Value
   (Cost $30,085,169, $42,450,800 and
   $127,888,226 respectively) .....................   $21,814,900   $34,467,528   $108,214,849
Receivable for Investment Securities Sold .........       766,477       877,914      2,306,633
Prepaid Expenses ..................................         9,624        11,312         11,342
Receivable for Capital Shares Sold ................         3,232         9,256         99,574
Dividends Receivable ..............................         6,291         7,464         34,836
                                                      -----------   -----------   ------------
   TOTAL ASSETS ...................................    22,600,524    35,373,474    110,667,234
                                                      -----------   -----------   ------------
LIABILITIES:
Payable Due to Investment Adviser .................         8,097        24,104         71,332
Payable for Capital Shares Redeemed ...............         6,098            --          1,035
Payable Due to Administrator ......................         4,017         6,166         19,462
Payable Due to Trustees ...........................           882         1,403          4,394
Chief Compliance Officer Fees Payable .............           655         1,042          3,264
Payable for Investment Securities Purchased .......            --            --        772,337
Other Accrued Expenses ............................        12,383        19,499        104,228
                                                      -----------   -----------   ------------
   TOTAL LIABILITIES ..............................        32,132        52,214        976,052
                                                      -----------   -----------   ------------
NET ASSETS ........................................   $22,568,392   $35,321,260   $109,691,182
                                                      ===========   ===========   ============
NET ASSETS CONSIST OF:
Paid-in Capital ...................................   $32,636,371   $46,996,117   $160,056,147
Accumulated Net Realized Loss on Investments ......    (1,797,710)   (3,691,585)   (30,691,588)
Net Unrealized Depreciation on Investments ........    (8,270,269)   (7,983,272)   (19,673,377)
                                                      -----------   -----------   ------------
NET ASSETS ........................................   $22,568,392   $35,321,260   $109,691,182
                                                      ===========   ===========   ============
INSTITUTIONAL CLASS SHARES:
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value) ...           n/a     4,808,886      9,861,054
                                                      ===========   ===========   ============
INVESTOR CLASS SHARES:
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value) ...     2,456,091           n/a            n/a
                                                      ===========   ===========   ============
NET ASSET VALUE,
   Per Share -- Institutional Class ...............           n/a   $      7.34   $      11.12*
                                                      ===========   ===========   ============
NET ASSET VALUE,
   Per Share -- Investor Class ....................   $      9.19           n/a            n/a
                                                      ===========   ===========   ============

* Redemption price per share may be less if shares are redeemed less than 90 days from date of purchase.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               RHJ FUNDS
                                                              FOR THE YEAR ENDED
                                                              OCTOBER 31, 2008

STATEMENTS OF OPERATIONS

                                                         MID CAP       SMALL CAP      MICRO CAP
                                                        PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                      ------------   ------------   ------------
INVESTMENT INCOME
Dividends .........................................   $    319,523   $    316,540   $    532,167
                                                      ------------   ------------   ------------
   TOTAL INCOME ...................................        319,523        316,540        532,167
                                                      ------------   ------------   ------------
EXPENSES
Investment Advisory Fees ..........................        248,974        405,588      1,169,543
Distribution Fees .................................         69,159             --             --
Shareholder Servicing Fees ........................             --         11,526        366,178
Administration Fees ...............................         41,748         75,535        232,200
Trustees' Fees ....................................          2,912          5,238         15,847
Chief Compliance Officer Fees .....................          2,243          3,991         11,749
Transfer Agent Fees ...............................         35,886         42,613         78,893
Registration and Filing Fees ......................         16,124         17,834         19,063
Printing Fees .....................................          8,691         10,278         44,539
Audit Fees ........................................          8,441         13,845         41,652
Legal Fees ........................................          8,437         13,489         38,818
Custodian Fees ....................................          1,910          3,405         10,273
Other Expenses ....................................          2,499          4,383         12,339
                                                      ------------   ------------   ------------
   EXPENSES BEFORE EXPENSE WAIVER AND FEES
      PAID INDIRECTLY .............................        447,024        607,725      2,041,094
                                                      ------------   ------------   ------------
Less:
Waiver of Investment Advisory Fees ................        (59,018)            --             --
Fees Paid Indirectly(1) ...........................           (697)       (16,810)        (3,219)
                                                      ------------   ------------   ------------
   NET EXPENSES AFTER EXPENSE WAIVER AND FEES
      PAID INDIRECTLY .............................        387,309        590,915      2,037,875
                                                      ------------   ------------   ------------
NET INVESTMENT LOSS ...............................        (67,786)      (274,375)    (1,505,708)
                                                      ------------   ------------   ------------
NET REALIZED LOSS ON INVESTMENTS ..................     (1,797,710)    (3,666,404)   (30,622,097)
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS ..................    (10,645,715)   (18,392,617)   (51,686,870)
                                                      ------------   ------------   ------------
TOTAL NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS ............................    (12,443,425)   (22,059,021)   (82,308,967)
                                                      ------------   ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS .....................................   $(12,511,211)  $(22,333,396)  $(83,814,675)
                                                      ============   ============   ============

(1)  See Note 4 in Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED      YEAR ENDED
                                                   OCTOBER 31,     OCTOBER 31,
                                                       2008            2007
                                                  -------------   -------------
OPERATIONS:
   Net Investment Loss ........................   $     (67,786)  $     (41,243)
   Net Realized Gain (Loss) on Investments ....      (1,797,710)      1,204,369
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ...........     (10,645,715)      1,763,190
                                                  -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ...............     (12,511,211)      2,926,316
                                                  -------------   -------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ......................              --         (11,691)
   Net Realized Gain ..........................      (1,154,629)       (446,536)
   Return of Capital ..........................            (316)             --
                                                  -------------   -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ..........      (1,154,945)       (458,227)
                                                  -------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Issued .....................................      14,031,057      17,018,767
   Reinvestment of Distributions ..............       1,154,796         458,227
   Redeemed ...................................      (4,900,380)     (2,574,601)
                                                  -------------   -------------
   NET INCREASE IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS ..............      10,285,473      14,902,393
                                                  -------------   -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....      (3,380,683)     17,370,482

NET ASSETS:
   Beginning of Year ..........................      25,949,075       8,578,593
                                                  -------------   -------------
   End of Year ................................   $  22,568,392   $  25,949,075
                                                  =============   =============
Undistributed Net Investment Income ...........   $          --   $          --
                                                  =============   =============
SHARES ISSUED AND REDEEMED:
   Issued .....................................       1,086,072       1,191,582
   Reinvestment of Distributions ..............          80,811          33,646
   Redeemed ...................................        (391,843)       (179,301)
                                                  -------------   -------------
   NET INCREASE FROM SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS ......................         775,040       1,045,927
                                                  =============   =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                         RHJ SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED      YEAR ENDED
                                                   OCTOBER 31,     OCTOBER 31,
                                                       2008            2007
                                                  -------------   -------------
OPERATIONS:
   Net Investment Loss ........................   $    (274,375)  $    (307,848)
   Net Realized Gain (Loss) on Investments ....      (3,666,404)     10,084,138
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ...........     (18,392,617)      3,195,149
                                                  -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ...............     (22,333,396)     12,971,439
                                                  -------------   -------------
DISTRIBUTIONS:
   Net Realized Gain ..........................      (9,705,415)    (17,981,999)
   Return of Capital ..........................            (172)             --
                                                  -------------   -------------
   TOTAL DISTRIBUTIONS ........................      (9,705,587)    (17,981,999)
                                                  -------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Issued .....................................       2,370,271       3,853,074
   Reinvestment of Distributions ..............       8,875,138      15,705,138
   Redeemed ...................................      (9,789,100)    (27,206,434)
                                                  -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS ..............       1,456,309      (7,648,222)
                                                  -------------   -------------
   TOTAL DECREASE IN NET ASSETS ...............     (30,582,674)    (12,658,782)

NET ASSETS:
   Beginning of Year ..........................      65,903,934      78,562,716
                                                  -------------   -------------
   End of Year ................................   $  35,321,260   $  65,903,934
                                                  =============   =============
Undistributed Net Investment Income ...........   $          --   $          --
                                                  =============   =============
SHARES ISSUED AND REDEEMED:
   Issued .....................................         234,019         303,659
   Reinvestment of Distributions ..............         797,407       1,256,677
   Redeemed ...................................        (955,137)     (2,048,189)
                                                  -------------   -------------
   NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING FROM SHARE TRANSACTIONS .....          76,289        (487,853)
                                                  =============   =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                         RHJ MICRO CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED      YEAR ENDED
                                                   OCTOBER 31,     OCTOBER 31,
                                                       2008            2007
                                                  -------------   -------------
OPERATIONS:
   Net Investment Loss ........................   $  (1,505,708)  $  (1,484,152)
   Net Realized Gain (Loss) on Investments ....     (30,622,097)     25,141,480
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ...........     (51,686,870)      3,699,193
                                                  -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ...............     (83,814,675)     27,356,521
                                                  -------------   -------------
DISTRIBUTIONS:
   Net Realized Gain ..........................     (23,711,374)    (13,998,799)
   Return of Capital ..........................            (957)             --
                                                  -------------   -------------
   TOTAL DISTRIBUTIONS ........................     (23,712,331)    (13,998,799)
                                                  -------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Issued .....................................      31,024,754      33,914,265
   Reinvestment of Distributions ..............      21,733,402      13,420,243
   Redemption Fees(1) .........................           3,477          29,735
   Redeemed ...................................     (52,093,126)    (42,571,774)
                                                  -------------   -------------
   NET INCREASE IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS ..............         668,507       4,792,469
                                                  -------------   -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....    (106,858,499)     18,150,191

NET ASSETS:
   Beginning of Year ..........................     216,549,681     198,399,490
                                                  -------------   -------------
   End of Year ................................   $ 109,691,182   $ 216,549,681
                                                  =============   =============
Undistributed Net Investment Income ...........   $          --   $          --
                                                  =============   =============
SHARES ISSUED AND REDEEMED:
   Issued .....................................       2,067,464       1,638,577
   Reinvestment of Distributions ..............       1,245,467         658,178
   Redeemed ...................................      (3,317,355)     (2,035,724)
                                                  -------------   -------------
   NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING SHARE TRANSACTIONS ..........          (4,424)        261,031
                                                  =============   =============

(1)  See Note 2 in Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                   SELECTED PER SHARE DATA & RATIOS
                                                            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                 -------------------------------------------------------------------
                                                                                                            PERIOD
                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      ENDED
                                                 OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                     2008          2007          2006          2005         2004*
                                                 -----------   -----------   -----------   -----------   -----------
Net Asset Value, Beginning of Period .........    $ 15.44       $ 13.51        $11.76        $10.53        $10.00
                                                  -------       -------        ------        ------        ------
Income (Loss) from Investment Operations:
   Net Investment Income (Loss)(1) ...........      (0.03)        (0.03)         0.01         (0.05)        (0.01)
   Net Realized and Unrealized Gain (Loss) ...      (5.56)         2.60          2.07          1.37          0.54
                                                  -------       -------        ------        ------        ------
   Total from Investment Operations ..........      (5.59)         2.57          2.08          1.32          0.53
                                                  -------       -------        ------        ------        ------
Dividends and Distributions from:
   Net Investment Income .....................         --         (0.01)           --         (0.07)           --
   Net Realized Gain .........................      (0.66)        (0.63)        (0.33)        (0.02)           --
   Return of Capital .........................         --(3)         --            --            --            --
                                                  -------       -------        ------        ------        ------
   Total Dividends and Distributions .........      (0.66)        (0.64)        (0.33)        (0.09)           --
                                                  -------       -------        ------        ------        ------
   Net Asset Value, End of Period ............    $  9.19       $ 15.44        $13.51        $11.76        $10.53
                                                  =======       =======        ======        ======        ======
   TOTAL RETURN+ .............................     (37.73)%       19.74%        18.01%        12.55%         5.30%
                                                  =======       =======        ======        ======        ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ........    $22,568       $25,949        $8,579        $3,438        $1,824
Ratio of Net Expenses to Average Net Assets ..       1.40%(2)      1.40%(2)      1.40%(2)      1.41%(2)      1.40%**
Ratio of Expenses to Average Net Assets
   (Excluding Waivers, Reimbursements and
   Fees Paid Indirectly) .....................       1.62%         1.63%         2.06%         4.39%         8.48%**
Ratio of Net Investment Income (Loss) to
   Average Net Assets ........................      (0.25)%       (0.22)%        0.05%        (0.43)%       (0.51)%**
Portfolio Turnover Rate ......................         68%           81%           72%           50%            5%

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED AND/OR EXPENSES ASSUMED BY THE ADVISER DURING THE PERIOD.

*    FUND COMMENCED OPERATIONS ON JULY 30, 2004.

**   ANNUALIZED.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.40%.

(3)  VALUE IS LESS THAN $0.01 PER SHARE.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                               SELECTED PER SHARE DATA & RATIOS
                                                        FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
                                                 -----------------------------------------------------------
                                                                   YEARS ENDED OCTOBER 31,
                                                 -----------------------------------------------------------
                                                   2008       2007         2006         2005          2004
                                                 -------    -------      -------      --------      --------
Net Asset Value, Beginning of Year ...........   $ 13.93    $ 15.05      $ 15.24      $  13.98      $  13.36
                                                 -------    -------      -------      --------      --------
Income (Loss) from Investment Operations:
   Net Investment Loss(1) ....................     (0.06)     (0.06)(1)    (0.04)(1)     (0.03)(1)     (0.06)(1)
   Net Realized and Unrealized Gain (Loss) ...     (4.45)      2.48         1.54          1.29          0.68
                                                 -------    -------      -------      --------      --------
   Total from Investment Operations ..........     (4.51)      2.42         1.50          1.26          0.62
                                                 -------    -------      -------      --------      --------
Distributions from:
   Net Realized Gain .........................     (2.08)     (3.54)       (1.69)           --            --
   Return of Capital .........................        --(2)      --           --            --            --
                                                 -------    -------      -------      --------      --------
   Total Distributions .......................     (2.08)     (3.54)       (1.69)           --            --
                                                 -------    -------      -------      --------      --------
   Net Asset Value, End of Year ..............   $  7.34    $ 13.93      $ 15.05      $  15.24      $  13.98
                                                 =======    =======      =======      ========      ========
   TOTAL RETURN+ .............................    (37.45)%    19.30%       10.45%         9.01%         4.64%
                                                 =======    =======      =======      ========      ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands) ..........   $35,321    $65,904      $78,563      $160,765      $165,904
Ratio of Net Expenses to Average Net Assets ..      1.17%      1.02%        1.00%         1.05%         1.00%
Ratio of Expenses to Average Net Assets
   (Excluding Fees Paid Indirectly) ..........      1.20%      1.09%        1.07%         1.08%         1.04%
Ratio of Net Investment Loss to Average
   Net Assets ................................     (0.54)%    (0.43)%      (0.25)%       (0.22)%       (0.42)%
Portfolio Turnover Rate ......................        88%        74%          83%           61%           64%

+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.

(2)  VALUE IS LESS THAN $0.01 PER SHARE.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                             SELECTED PER SHARE DATA & RATIOS
                                                      FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
                                                 --------------------------------------------------------
                                                                  YEARS ENDED OCTOBER 31,
                                                 --------------------------------------------------------
                                                   2008        2007        2006        2005        2004
                                                 --------    --------    --------    --------    --------
Net Asset Value, Beginning of Year ...........   $  21.95    $  20.66    $  21.77    $  20.68    $  18.92
                                                 --------    --------    --------    --------    --------
Income (Loss) from Investment Operations:
   Net Investment Loss(1) ....................      (0.15)      (0.15)      (0.14)      (0.16)      (0.16)
   Net Realized and Unrealized Gain (Loss) ...      (8.13)       2.92        2.37        3.59        2.47
                                                 --------    --------    --------    --------    --------
   Total from Investment Operations ..........      (8.28)       2.77        2.23        3.43        2.31
                                                 --------    --------    --------    --------    --------
   Redemption Fees(2) ........................         --          --          --          --          --
                                                 --------    --------    --------    --------    --------
Distributions from:
   Net Realized Gain .........................      (2.55)      (1.48)      (3.34)      (2.34)      (0.55)
   Return of Capital .........................         --(2)       --          --          --          --
                                                 --------    --------    --------    --------    --------
   Total Distributions .......................      (2.55)      (1.48)      (3.34)      (2.34)      (0.55)
                                                 --------    --------    --------    --------    --------
   Net Asset Value, End of Year ..............   $  11.12    $  21.95    $  20.66    $  21.77    $  20.68
                                                 ========    ========    ========    ========    ========
   TOTAL RETURN+ .............................     (41.94)%     13.96%      11.15%      17.47%      12.45%
                                                 ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands) ..........   $109,691    $216,550    $198,399    $192,369    $171,551
Ratio of Expenses to Average Net Assets ......       1.31%       1.20%       1.19%       1.18%       1.12%
Ratio of Net Expenses to Average Net Assets
   (Excluding Fees Paid Indirectly) ..........       1.31%       1.21%       1.20%       1.18%       1.12%
Ratio of Net Investment Loss to Average
   Net Assets ................................      (0.97)%     (0.71)%     (0.68)%     (0.79)%     (0.79)%
Portfolio Turnover Rate ......................        119%        127%        114%         99%        106%

+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.

(2)  VALUE IS LESS THAN $0.01 PER SHARE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:

The Advisors' Inner Circle Fund (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with 34 funds. The financial statements herein are those of the Rice Hall James Mid Cap Portfolio ("Mid Cap Portfolio"), Rice Hall James Small Cap Portfolio ("Small Cap Portfolio"), and Rice Hall James Micro Cap Portfolio ("Micro Cap Portfolio") (each a "Fund" and collectively the "Funds"). The investment objective of the Mid Cap Portfolio is maximum capital appreciation. The Mid Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. mid cap companies with market capitalizations which fall within the range of the companies in the Russell Midcap Index. The investment objective of the Small Cap Portfolio is maximum capital appreciation. The Small Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. small cap companies with market capitalizations which fall within the range of the companies in the Russell 2000 Index. The investment objective of the Micro Cap Portfolio is maximum capital appreciation. The Micro Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. micro cap companies with market capitalizations between $50 million and $500 million. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held.

2.   SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2008

     or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2008, there were no securities valued in accordance with the Fair Value Procedures.

     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

     FEDERAL INCOME TAXES -- It is the Funds' intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

     On November 1, 2007, the Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the "more-likely-than-not" threshold, based on the largest benefit that is more than 50 percent likely to be realized.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2008

     The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has completed their analysis and has determined that the adoption of FIN 48 will not have an impact on the Funds' financial statements, and therefore the Funds did not record any tax expense in the current period. If the Funds were to record a tax expense as a result of the adoption of FIN 48, the tax expense would include any interest and penalties.

     The Funds file U. S. federal income tax returns and if applicable, returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Funds' U.S. federal income tax returns filed for the fiscal years 2005 to 2008, no examinations are in progress or anticipated at this time. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

     REDEMPTION FEES -- The Micro Cap Portfolio imposes a 2.00% redemption fee on the value of Institutional Class shares redeemed less than 90 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The Micro Cap Portfolio imposed redemption fees of $3,477 and $29,735 for the years ended October 31, 2008 and 2007.

3.   TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2008

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, COMMISSION RECAPTURE, SHAREHOLDER SERVICING, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one fund, $250,000 for two funds, $350,000 for three funds, plus $75,000 per additional fund, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Funds' average daily net assets.

The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Plan provides that Investor Class shares of the Mid Cap Portfolio will pay the Distributor a fee not to exceed 0.25% of the Mid Cap Portfolio's average daily net assets attributable to Investor Class shares from which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents"). The fee represents compensation for services and reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for expenses incurred for distribution related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares.

The Small Cap Portfolio directs certain fund trades to the Distributor, via a network of executing brokers, who pays a portion of the Fund's expenses. Under this arrangement, the Fund had expenses reduced by $15,092, which was used to pay administration expenses. These amounts are included in "Fees Paid Indirectly" on the Statement of Operations.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2008

serviced by the financial representative multiplied by the account fee charged by the Funds' transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Rice Hall James & Associates, LLC (the "Adviser"). These fees are disclosed on the Statement of Operations as Shareholder Servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2008, the Mid Cap Portfolio, Small Cap Portfolio and the Micro Cap Portfolio earned credits of $697, $1,718 and $3,219, respectively, which were used to offset transfer agent expenses. These amounts are included in "Fees Paid Indirectly" on the Statement of Operations.

Union Bank of California, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5.   INVESTMENT ADVISORY AGREEMENTS:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. For its services, the Mid Cap Portfolio pays the Adviser an annual fee of 0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% for amounts over $500 million, based on the Fund's average daily net assets. The Small Cap Portfolio and the Micro Cap Portfolio have a fee calculated at an annual rate of 0.80% and 0.75% of each Fund's average daily net assets, respectively. The Adviser has contractually agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Mid Cap Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Small Cap Portfolio's and the Micro Cap Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% and 1.40% of average daily net assets, respectively.

6.   INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from security sales, other than long-term U.S. Government securities and short-term securities for the year ended October 31, 2008, are as follows:

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2008

RHJ FUND                PURCHASES       SALES
-------------------   ------------   ------------
Mid Cap Portfolio     $ 27,053,877   $ 17,816,546
Small Cap Portfolio     43,395,864     48,769,208
Micro Cap Portfolio    178,695,608    195,457,291

There were no purchases or sales of long-term U.S. Government Securities.

7. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the differences arise.

Permanent book and tax basis differences are primarily attributable to net operating losses, real estate investment trust reclasses and return of capital distributions, which have been classified to/(from) the following for the year ended October 31, 2008:

                       UNDISTRIBUTED    ACCUMULATED
                      NET INVESTMENT   NET REALIZED     PAID-IN
RHJ FUND                  INCOME        GAIN (LOSS)     CAPITAL
-------------------   --------------   ------------   -----------
Mid Cap Portfolio       $   67,786        $   316     $   (68,102)
Small Cap Portfolio        274,375            172        (274,547)
Micro Cap Portfolio      1,505,708         (1,825)     (1,503,883)

These reclassifications had no impact on the net assets or net asset value of the Funds.

The tax character of dividends and distributions paid during the last two fiscal years was as follows:

                       ORDINARY     LONG-TERM     RETURN OF
RHJ FUND                INCOME     CAPITAL GAIN    CAPITAL       TOTAL
------------         -----------   ------------   ---------   -----------
Mid Cap        2008  $   411,817    $   742,812      $316     $ 1,154,945
   Portfolio   2007      243,434        214,793        --         458,227

Small Cap      2008    2,568,238      7,137,177       172       9,705,587
   Portfolio   2007           --     17,981,999        --      17,981,999

Micro Cap      2008   15,883,947      7,827,427       957      23,712,331
   Portfolio   2007           --     13,998,799        --      13,998,799

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2008

As of October 31, 2008, the components of Accumulated Losses on a tax basis were as follows:

                                                   TOTAL
               CAPITAL LOSS     UNREALIZED      ACCUMULATED
RHJ FUND       CARRYFORWARD    DEPRECIATION       LOSSES
------------   ------------    ------------    ------------
Mid Cap
   Portfolio   $ (1,739,125)   $ (8,328,854)   $(10,067,979)
Small Cap
   Portfolio     (3,678,571)     (7,996,286)    (11,674,857)
Micro Cap
   Portfolio    (30,086,310)    (20,278,655)    (50,364,965)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2008, were as follows:

                                AGGREGATE      AGGREGATE
                                  GROSS          GROSS
                  FEDERAL      UNREALIZED     UNREALIZED    NET UNREALIZED
RHJ FUND         TAX COST     APPRECIATION   DEPRECIATION    DEPRECIATION
------------   ------------   ------------   ------------   --------------
Mid Cap
   Portfolio   $ 30,143,754    $  334,908    $ (8,663,762)   $ (8,328,854)
Small Cap
   Portfolio     42,463,814     1,440,999      (9,437,285)     (7,996,286)
Micro Cap
   Portfolio    128,493,504     7,737,606     (28,016,261)    (20,278,655)

At October 31, 2008, the Funds had capital loss carryforwards of $1,739,125, $3,678,571 and $30,086,310 for the Mid Cap Portfolio, Small Cap Portfolio and Micro Cap Portfolio, respectively, available to offset future realized capital gains, expiring in 2016.

8. OTHER:

At October 31, 2008, the percentage of total shares outstanding held by shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

                            NO. OF          %
RHJ FUND                 SHAREHOLDERS   OWNERSHIP
----------------------   ------------   ---------
Mid Cap Portfolio ....         1            84%
Small Cap Portfolio ..         3            57%
Micro Cap Portfolio ..         2            74%

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2008

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims are considered remote.

9. ACCOUNTING PRONOUNCEMENTS:

In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
The Advisors' Inner Circle Fund and Shareholders of
Rice Hall James Mid Cap Portfolio
Rice Hall James Small Cap Portfolio
Rice Hall James Micro Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments of Rice Hall James Mid Cap Portfolio and Rice Hall James Small Cap Portfolio and the summary schedule of investments of Rice Hall James Micro Cap Portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rice Hall James Mid Cap Portfolio, Rice Hall James Small Cap Portfolio and Rice Hall James Micro Cap Portfolio (three of the portfolios constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Fund") at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 23, 2008

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                         BEGINNING     ENDING                 EXPENSES
                          ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                           VALUE       VALUE       EXPENSE     DURING
                          05/01/08    10/31/08     RATIOS      PERIOD*
                         ---------   ---------   ----------   --------
ACTUAL FUND RETURN
Mid Cap Portfolio        $1,000.00   $  680.20      1.40%       $5.91
Small Cap Portfolio       1,000.00      719.60      1.21         5.23
Micro Cap Portfolio       1,000.00      746.80      1.32         5.80

HYPOTHETICAL 5% RETURN
Mid Cap Portfolio        $1,000.00   $1,018.10      1.40%       $7.10
Small Cap Portfolio       1,000.00    1,019.05      1.21         6.14
Micro Cap Portfolio       1,000.00    1,018.50      1.32         6.70

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period shown).

                      This page intentionally left blank.

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-474-5669. The following chart lists Trustees and Officers as of October 31, 2008.

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                          TERM OF                                    IN THE ADVISORS'
                         POSITION(S)    OFFICE AND                                  INNER CIRCLE FUND
    NAME, ADDRESS,        HELD WITH      LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY         OTHER DIRECTORSHIPS
        AGE(1)            THE TRUST   TIME SERVED(2)        DURING PAST 5 YEARS        BOARD MEMBER       HELD BY BOARD MEMBER(3)
----------------------  ------------  --------------    --------------------------  -----------------  ----------------------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER          Chairman     (Since 1991)     Currently performs various          34         Trustee of The Advisors'
62 yrs. old             of the Board                    services on behalf of SEI                      Inner Circle Fund II, Bishop
                         of Trustees                    Investments for which Mr.                      Street Funds, SEI Asset
                                                        Nesher is compensated.                         Allocation Trust, SEI Daily
                                                                                                       Income Trust, SEI
                                                                                                       Institutional International
                                                                                                       Trust, SEI Institutional
                                                                                                       Investments Trust, SEI
                                                                                                       Institutional Managed Trust,
                                                                                                       SEI Liquid Asset Trust, SEI
                                                                                                       Tax Exempt Trust, and SEI
                                                                                                       Alpha Strategy Portfolios,
                                                                                                       L.P., Director of SEI Global
                                                                                                       Master Fund, plc, SEI Global
                                                                                                       Assets Fund, plc, SEI Global
                                                                                                       Investments Fund, plc, SEI
                                                                                                       Investments Global, Limited,
                                                                                                       SEI Investments -- Global
                                                                                                       Fund Services, Limited, SEI
                                                                                                       Investments (Europe),
                                                                                                       Limited, SEI Investments --
                                                                                                       Unit Trust Management (UK),
                                                                                                       Limited, SEI Global Nominee
                                                                                                       Ltd., SEI Opportunity Fund,
                                                                                                       L.P., SEI Structured Credit
                                                                                                       Fund, L.P., and SEI
                                                                                                       Multi-Strategy Funds plc.

WILLIAM M. DORAN           Trustee     (Since 1992)     Self-employed consultant            34         Trustee of The Advisors'
1701 Market Street                                      since 2003. Partner,                           Inner Circle Fund II, Bishop
Philadelphia, PA 19103                                  Morgan, Lewis & Bockius                        Street Funds, SEI Asset
68 yrs. old                                             LLP (law firm) from 1976                       Allocation Trust, SEI Daily
                                                        to 2003, counsel to the                        Income Trust, SEI
                                                        Trust, SEI, SIMC, the                          Institutional International
                                                        Administrator and the                          Trust, SEI Institutional
                                                        Distributor. Secretary of                      Investments Trust, SEI
                                                        SEI since 1978.                                Institutional Managed Trust,
                                                                                                       SEI Liquid Asset Trust, SEI
                                                                                                       Tax Exempt Trust, and SEI
                                                                                                       Alpha Strategy Portfolios,
                                                                                                       L.P., Director of SEI since
                                                                                                       1974. Director of the
                                                                                                       Distributor since 2003.
                                                                                                       Director of SEI Investments
                                                                                                       -- Global Fund Services,
                                                                                                       Limited, SEI Investments
                                                                                                       Global, Limited, SEI
                                                                                                       Investments (Europe),
                                                                                                       Limited, SEI Investments
                                                                                                       (Asia), Limited and SEI Asset
                                                                                                       Korea Co., Ltd.

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                       38 & 39

THE ADVISORS' INNER CIRCLE FUND                                    RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                          TERM OF                                    IN THE ADVISORS'
                         POSITION(S)    OFFICE AND                                  INNER CIRCLE FUND
    NAME, ADDRESS,        HELD WITH      LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY         OTHER DIRECTORSHIPS
        AGE(1)            THE TRUST   TIME SERVED(2)        DURING PAST 5 YEARS        BOARD MEMBER       HELD BY BOARD MEMBER(3)
----------------------  ------------  --------------    --------------------------  -----------------  ----------------------------
INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY                Trustee      (Since 1994)   Attorney, sole practitioner      34      Trustee of The Advisors' Inner
77 yrs. old                                                since 1994. Partner,                     Circle Fund II, Bishop Street
                                                           Dechert Price & Rhoads,                  Funds, Massachusetts Health and
                                                           September 1987-December                  Education Tax-Exempt Trust, and
                                                           1993.                                    U.S. Charitable Gift Trust, SEI
                                                                                                    Asset Allocation Trust, SEI
                                                                                                    Daily Income Trust, SEI
                                                                                                    Institutional International
                                                                                                    Trust, SEI Institutional
                                                                                                    Investments Trust, SEI
                                                                                                    Institutional Managed Trust,
                                                                                                    SEI Liquid Asset Trust, SEI Tax
                                                                                                    Exempt Trust, and SEI Alpha
                                                                                                    Strategy Portfolios, L.P.

GEORGE J. SULLIVAN, JR.        Trustee      (Since 1999)   Self-Employed Consultant,        34      Trustee of The Advisors' Inner
65 yrs. old                                                Newfound Consultants Inc.                Circle Fund II, Bishop Street
                                                           since April 1997.                        Funds, State Street Navigator
                                                                                                    Securities Lending Trust, SEI
                                                                                                    Asset Allocation Trust,
                                                                                                    SEI Daily Income Trust, SEI
                                                                                                    Institutional International
                                                                                                    Trust, SEI Institutional
                                                                                                    Investments Trust, SEI
                                                                                                    Institutional Managed Trust,
                                                                                                    SEI Liquid Asset Trust, SEI Tax
                                                                                                    Exempt Trust, and SEI Alpha
                                                                                                    Strategy Portfolios, L.P.,
                                                                                                    Director of SEI Opportunity
                                                                                                    Fund, L.P., and SEI Structured
                                                                                                    Credit Fund, L.P.

BETTY L. KRIKORIAN             Trustee      (Since 2005)   Vice President Compliance,       34      Trustee of The Advisors' Inner
65 yrs. old                                                AARP Financial Inc. since                Circle Fund II and Bishop Street
                                                           September 2008.                          Funds.
                                                           Self-Employed Legal and
                                                           Financial Services
                                                           Consultant since 2003.
                                                           In-house Counsel, State
                                                           Street Bank Global
                                                           Securities and Cash
                                                           Operations from 1995 to
                                                           2003.

CHARLES E. CARLBOM             Trustee      (Since 2005)   Self-Employed Business           34      Director, Crown Pacific, Inc.
74 yrs. old                                                Consultant, Business                     and Trustee of The Advisors'
                                                           Project Inc. since 1997.                 Inner Circle Fund II and Bishop
                                                           CEO and President, United                Street Funds.
                                                           Grocers Inc. from 1997 to
                                                           2000.

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                          40 & 41

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                          TERM OF                                    IN THE ADVISORS'
                         POSITION(S)    OFFICE AND                                  INNER CIRCLE FUND     OTHER DIRECTORSHIPS
    NAME, ADDRESS,        HELD WITH      LENGTH OF        PRINCIPAL OCCUPATION(S)   OVERSEEN BY BOARD        HELD BY BOARD
        AGE(1)            THE TRUST   TIME SERVED(2)        DURING PAST 5 YEARS      MEMBER/OFFICER        MEMBER/OFFICER(3)
----------------------  ------------  --------------    --------------------------  -----------------  ---------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

MITCHELL A. JOHNSON            Trustee      (Since 2005)  Private Investor since 1994.     34        Trustee of The Advisors' Inner
66 yrs. old                                                                                          Circle Fund II, and Bishop
                                                                                                     Street Funds, SEI Asset
                                                                                                     Allocation Trust, SEI Daily
                                                                                                     Income Trust, SEI Institutional
                                                                                                     International Trust, SEI
                                                                                                     Institutional Investments
                                                                                                     Trust, SEI Institutional
                                                                                                     Managed Trust, SEI Liquid Asset
                                                                                                     Trust, SEI Tax Exempt Trust,
                                                                                                     and SEI Alpha Strategy
                                                                                                     Portfolios, L.P.

JOHN K. DARR                   Trustee      (Since 2008)  CEO, Office of Finance, FHL      34        Director of Federal Home Loan
64 yrs. old                                               Banks from 1992 to 2007.                   Bank of Pittsburgh and Manna,
                                                                                                     Inc. and Trustee of The
                                                                                                     Advisors' Inner Circle Fund II
                                                                                                     and Bishop Street Funds.

OFFICERS

PHILIP T. MASTERSON            President    (Since 2008)  Managing Director of SEI        N/A                   N/A
44 yrs. old                                               Investments since 2006.
                                                          Vice President and
                                                          Assistant Secretary of the
                                                          Administrator from 2004 to
                                                          2006. General Counsel of
                                                          Citco Mutual Fund Services
                                                          from 2003 to 2004. Vice
                                                          President and Associate
                                                          Counsel for the Oppenheimer
                                                          Funds from 2001 to 2003.

MICHAEL LAWSON               Treasurer,     (Since 2005)  Director, SEI Investments,      N/A                   N/A
48 yrs. old               Controller and                  Fund Accounting since July
                          Chief Financial                 2005. Manager, SEI
                              Officer                     Investments, Fund
                                                          Accounting from April 1995
                                                          to February 1998 and
                                                          November 1998 to July 2005.

RUSSELL EMERY             Chief Compliance  (Since 2006)  Director of Investment          N/A                   N/A
45 yrs. old                    Officer                    Product Management and
                                                          Development at SEI
                                                          Investments since February
                                                          2003. Senior Investment
                                                          Analyst, Equity team at SEI
                                                          Investments from March 2000
                                                          to February 2003.

(1) Unless otherwise noted, the business address of each Trustee or officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                       42 & 43

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                          TERM OF                                       IN THE ADVISORS'
                        POSITION(S)     OFFICE AND                                     INNER CIRCLE FUND
   NAME, ADDRESS,        HELD WITH       LENGTH OF         PRINCIPAL OCCUPATION(S)        OVERSEEN BY      OTHER DIRECTORSHIPS
       AGE(1)            THE TRUST      TIME SERVED         DURING PAST 5 YEARS             OFFICER          HELD BY OFFICER
--------------------   -------------   ------------    -----------------------------   -----------------   -------------------
OFFICERS (CONTINUED)

JOSEPH M. GALLO            Vice        (Since 2007)    Corporate Counsel of SEI               N/A                  N/A
35 yrs. old              President                     since 2007; Associate
                       and Secretary                   Counsel, ICMA Retirement
                                                       Corporation 2004-2007;
                                                       Federal Investigator, U.S.
                                                       Department of Labor 2002-
                                                       2004; U.S. Securities and
                                                       Exchange Commission-Division
                                                       of Investment Management,
                                                       2003.

CAROLYN F. MEAD            Vice        (Since 2007)    Corporate Counsel of SEI               N/A                  N/A
51 yrs. old              President                     since 2007; Associate,
                            and                        Stradley, Ronon, Stevens &
                         Assistant                     Young 2004-2007; Counsel,
                         Secretary                     ING Variable Annuities,
                                                       1999-2002.

JAMES NDIAYE               Vice        (Since 2004)    Employed by SEI Investments            N/A                  N/A
40 yrs. old              President                     Company since 2004. Vice
                            and                        President, Deutsche Asset
                         Assistant                     Management from 2003-2004.
                         Secretary                     Associate, Morgan, Lewis &
                                                       Bockius LLP from 2000-2003.
                                                       Counsel, Assistant Vice
                                                       President, ING Variable
                                                       Annuities Group from
                                                       1999-2000.

TIMOTHY D. BARTO           Vice        (Since 2000)    General Counsel, Vice                  N/A                  N/A
40 yrs. old              President                     President and Secretary of
                            and                        SEI Investments Global Funds
                         Assistant                     Services since 1999;
                         Secretary                     Associate, Dechert (law firm)
                                                       from 1997-1999; Associate,
                                                       Richter, Miller & Finn (law
                                                       firm) from 1994-1997.

ANDREW S. DECKER        AML Officer    (Since 2008)    Compliance Officer and                 N/A                  N/A
45 yrs. old                                            Product Manager, SEI,
                                                       2005-2008. Vice President,
                                                       Old Mutual Capital,
                                                       2000-2005. Operations
                                                       Director, Prudential
                                                       Investments, 1998-2000

(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                     44 & 45

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT. Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), at its May 2008 meeting, the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") considered the approval of a new advisory agreement (the "Advisory Agreement") for an initial two-year term. The Advisory Agreement, after the initial two-year term, must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

At its May 13-14, 2008 meeting, the Board was asked to approve the new Advisory Agreement that would become effective after: (i) approval by shareholders; and
(ii) the change in control of the Adviser resulting from the Adviser's payment of the balance of a promissory note held by Rosemont Partners I, L.P. representing a controlling economic interest in, and significant contractual management and operational rights with respect to, the Adviser (the "Transaction"). Prior to the meeting, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Funds' investors, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate Adviser's fee and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the firm, investment strategy and key personnel, noting that the firm had recently retained a new

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS
chief compliance officer. The representative then reviewed the Adviser's investment philosophy and process. The Trustees then discussed the written materials that the Board received before the meeting and the representative's oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Advisory Agreement in light of this information. In particular, the Trustees considered the structure and terms of the Transaction, the strategic plan and governance structure for the Adviser following the Transaction, benefits or undue burdens imposed on the Funds as a result of the Transaction, anticipated effects on the Funds' expense ratios following the Transaction, legal issues for the Funds as a result of the Transaction, and the costs associated with obtaining necessary shareholder approvals and who would bear those costs. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER. In considering the nature, extent and quality of the services provided by the Adviser, the Board considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds. The Board noted that there were no material differences between the terms of the existing advisory agreement (the "Prior Agreement") and the Advisory Agreement, including the fees payable thereunder. The Trustees further noted that key personnel of the Adviser who had responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, would be the same following the Transaction. Based on its review, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser and that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the Adviser.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER. The Board was provided with information regarding the Funds' performance since the Prior Agreement was last approved, as well as information regarding each Fund's performance since its inception. The Board also compared each Fund's performance to its

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS
benchmark indices and other similar mutual funds over various periods of time. The Adviser representative provided information regarding and led a discussion of factors impacting the performance of the Funds, focusing on investment approach and general economic factors. The Trustees further noted that the Funds' investment policies and strategies were not expected to change as a result of the Transaction. Based on this information, the Board concluded that the performance of the Rice Hall James Small Cap Portfolio and the Rice Hall James Mid Cap Portfolio were reasonable. The Board noted that, although the Rice Hall James Micro Portfolio underperformed its benchmark over various periods of time, its recent performance was not substantially below that of the Portfolio's peer group and did not necessitate any significant additional review.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE. While it is difficult to predict with any degree of certainty the impact of the Transaction on the Adviser's profitability for its advisory activities, in concluding that the advisory fees payable by the Funds were reasonable, the Trustees reviewed a report of the advisory fees paid by the Funds to the Adviser and the costs and other expenses incurred by the Adviser in providing advisory services. The Adviser's representative then discussed the profits realized by the Adviser from its relationship with the Funds. The Trustees considered the information provided and concluded such profit was not excessive. The Trustees also reviewed reports comparing the respective expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees appeared reasonable in light of the services rendered and were the result of arm's length negotiations. In addition, the Board considered whether economies of scale were realized during the prior contract period, but did not conclude that such economies of scale had yet been achieved with respect to any Fund.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable and that the scope and quality of services to be provided will be at least equivalent to the scope and quality of services provided under the Prior Agreement; (b) concluded that the Adviser's fees are reasonable in light of the services that RHJ provides to the Funds; and (c) approved the Advisory Agreement for an initial two year term.

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2008, the Funds are designating the following items with regard to distributions paid during the year.

                                                                         DIVIDENDS
                                                                      QUALIFYING FOR
                                                                         CORPORATE
                      LONG-TERM        ORDINARY                          DIVIDENDS     QUALIFYING    SHORT-TERM
                    CAPITAL GAIN        INCOME           TOTAL          RECEIVABLE      DIVIDEND     CAPITAL GAIN
                   DISTRIBUTIONS*   DISTRIBUTIONS*   DISTRIBUTIONS*   DEDUCTIONS (1)   INCOME (2)   DIVIDENDS (3)
                   --------------   --------------   --------------   --------------   ----------   -------------
Mid Cap
   Portfolio ...       64.33%           35.67%           100.00%           38.63%        37.86%        100.00%
Small Cap
   Portfolio ...       73.54%           26.46%           100.00%           10.89%        11.49%        100.00%
Micro Cap
   Portfolio ...       33.01%           66.99%           100.00%            2.93%         3.06%        100.00%

*    PERCENTAGES ARE CALCULATED OVER TAXABLE DISTRIBUTIONS.

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS."

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS." IT IS THE INTENTION OF THE AFOREMENTIONED FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

(3) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2010.

     THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2008. COMPLETE INFORMATION WILL BE COMPUTED AND REPORTED IN CONJUNCTION WITH YOUR FORM 1099-DIV.

                            THE RICE HALL JAMES FUNDS
                                 P.O. Box 219009
                             Kansas City, MO 64121
                                  866-474-5669
                                www.rhjfunds.com

                                    ADVISER:
                        Rice Hall James & Associates, LLC
                          600 West Broadway, Suite 1000
                              San Diego, CA 92101

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

             This information must be preceded or accompanied by a
                  current prospectus for the Funds described.

RHJ-AR-001-0700

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is John Darr and is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

------------------- ------------------------------------------------ ------------------------------------------------
                                         2008                                              2007
--------- --------- --------------- ---------------- --------------- ---------------- --------------- ---------------
                    All fees and    All fees and     All other       All fees and     All fees and    All other
                    services to     services to      fees and        services to      services to     fees and
                    the Trust       service          services to     the Trust that   service         services to
                    that were       affiliates       service         were             affiliates      service
                    pre-approved    that were        affiliates      pre-approved     that were       affiliates
                                    pre-approved     that did not                     pre-approved    that did not
                                                     require                                          require
                                                     pre-approval                                     pre-approval
--------- --------- --------------- ---------------- --------------- ---------------- --------------- ---------------
(a)       Audit        $246,200           $0               $0           $210,200            $0              $0
          Fees

--------- --------- --------------- ---------------- --------------- ---------------- --------------- ---------------
(b)       Audit-
          Related         $0              $0               $0              $0               $0              $0
          Fees

--------- --------- --------------- ---------------- --------------- ---------------- --------------- ---------------
(c)       Tax Fees        $0              $0               $0              $0               $0              $0

--------- --------- --------------- ---------------- --------------- ---------------- --------------- ---------------
(d)       All             $0              $0               $0              $0               $0              $0
          Other
          Fees

--------- --------- --------------- ---------------- --------------- ---------------- --------------- ---------------

Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

------------------- ------------------------------------------------ -----------------------------------------------
                                         2008                                              2007
--------- --------- --------------- ---------------- --------------- --------------- --------------- ---------------
                    All fees and    All fees and     All other       All fees and    All fees and    All other
                    services to     services to      fees and        services to     services to     fees and
                    the Trust       service          services to     the Trust       service         services to
                    that were       affiliates       service         that were       affiliates      service
                    pre-approved    that were        affiliates      pre-approved    that were       affiliates
                                    pre-approved     that did not                    pre-approved    that did not
                                                     require                                         require
                                                     pre-approval                                    pre-approval
--------- --------- --------------- ---------------- --------------- --------------- --------------- ---------------
(a)       Audit        $316,360           N/A             N/A           $353,110          N/A             N/A
          Fees

--------- --------- --------------- ---------------- --------------- --------------- --------------- ---------------
(b)       Audit-
          Related        N/A              N/A             N/A             N/A             N/A             N/A
          Fees

--------- --------- --------------- ---------------- --------------- --------------- --------------- ---------------
(c)       Tax Fees       N/A              N/A             N/A             N/A             N/A             N/A

--------- --------- --------------- ---------------- --------------- --------------- --------------- ---------------
(d)       All            N/A              N/A             N/A             N/A             N/A             N/A
          Other
          Fees

--------- --------- --------------- ---------------- --------------- --------------- --------------- ---------------




(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

                  --------------------------- ---------------- ---------------
                                                   2008             2007
                  --------------------------- ---------------- ---------------
                  Audit-Related Fees                0%               0%

                  --------------------------- ---------------- ---------------
                  Tax Fees                          0%               0%

                  --------------------------- ---------------- ---------------
                  All Other Fees                    0%               0%

                  --------------------------- ---------------- ---------------

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

                  --------------------------- ---------------- ---------------
                                                   2008             2007
                  --------------------------- ---------------- ---------------
                  Audit-Related Fees                0%              N/A

                  --------------------------- ---------------- ---------------
                  Tax Fees                          0%              N/A

                  --------------------------- ---------------- ---------------
                  All Other Fees                    0%              N/A

                  --------------------------- ---------------- ---------------

(f)    Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for 2008 and 2007, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2008 and 2007, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO
                                                                OCTOBER 31, 2008


  SCHEDULE OF INVESTMENTS
  COMMON STOCK -- 96.9%**

                                                          SHARES             VALUE
                                                       --------------    ------------
  CONSUMER DISCRETIONARY -- 18.3%
     American Public Education * ...................          30,000     $  1,328,100
     ATC Technology * ..............................          65,000        1,425,450
     BJ's Restaurants * ............................         188,300        1,673,987
     Cavco Industries * ............................          49,900        1,698,097
     DG FastChannel * ..............................          82,617        1,463,147
     Global Traffic Network * ......................         123,966          663,218
     ICF International * ...........................          48,888          908,339
     Iconix Brand Group * ..........................         208,100        2,266,209
     Martha Stewart Living Omnimedia, Cl A * .......         191,600        1,002,068
     Peet's Coffee & Tea * .........................          72,700        1,632,842
     Smart Balance * ...............................         208,508        1,492,917
     Standard Motor Products .......................         111,900          471,099
     True Religion Apparel * .......................          74,400        1,246,200
     Universal Electronics * .......................          54,939        1,160,861
     Universal Technical Institute * ...............          49,083          809,870
     Wet Seal, Cl A * ..............................         269,577          792,556
                                                                         ------------
                                                                           20,034,960
                                                                         ------------
  CONSUMER STAPLES -- 5.2%
     Omega Protein * ...............................          84,700          625,086
     Spartan Stores ................................          64,700        1,746,253
     TreeHouse Foods * .............................         109,500        3,313,470
                                                                         ------------
                                                                            5,684,809
                                                                         ------------
  ENERGY -- 4.1%
     Boots & Coots International Control * .........         466,600          802,552
     Furmanite * ...................................         203,000        1,624,000
     Petroquest Energy * ...........................         142,300        1,415,885
     T-3 Energy Services * .........................          25,940          625,413
                                                                         ------------
                                                                            4,467,850
                                                                         ------------
  FINANCIALS -- 4.3%
     First Cash Financial Services * ...............          60,000          922,200
     Nara Bancorp ..................................         187,300        2,060,300
     Trico Bancshares ..............................          37,824          814,729

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO
                                                                OCTOBER 31, 2008

  COMMON STOCK -- CONTINUED

                                                          SHARES             VALUE
                                                       --------------    ------------
  FINANCIALS -- (CONTINUED)
     Yucheng Technologies * ........................         121,700     $    868,938
                                                                         ------------
                                                                            4,666,167
                                                                         ------------
  HEALTH CARE -- 15.2%
     Abaxis * ......................................          31,500          484,155
     Alliance Imaging * ............................         173,400        1,413,210
     Bio-Reference Labs * ..........................          52,400        1,288,516
     Greatbatch * ..................................          73,000        1,587,750
     IPC The Hospitalist * .........................          18,771          382,177
     IRIS International * ..........................          82,312          917,779
     Kendle International * ........................          31,900          576,433
     Life Sciences Research * ......................          58,800        1,084,272
     Matrixx Initiatives * .........................          67,100        1,099,769
     Medtox Scientific * ...........................         187,600        1,847,860
     Natus Medical * ...............................          99,600        1,523,880
     Neogen * ......................................          33,006          972,687
     Omnicell * ....................................          74,100          813,618
     RTI Biologics * ...............................         148,821          453,904
     SonoSite * ....................................          62,600        1,318,982
     Synovis Life Technologies * ...................          53,830          941,487
                                                                         ------------
                                                                           16,706,479
                                                                         ------------
  INDUSTRIALS -- 19.0%
     AAR * .........................................         119,700        1,914,003
     Aerovironment * ...............................          17,300          621,416
     Altra Holdings * ..............................         110,800          990,552
     American Ecology ..............................          61,400        1,076,956
     Apogee Enterprises ............................         132,789        1,309,299
     Colfax * ......................................          74,600          635,592
     DXP Enterprises * .............................          74,980        1,046,721
     Dynamex * .....................................          97,600        2,382,416
     FreightCar America ............................          62,100        1,621,431
     Hawaiian Holdings * ...........................         277,500        1,942,500
     Healthcare Services Group .....................         123,250        2,041,020
     KHD Humboldt Wedag International * ............          53,300          910,364

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO
                                                                OCTOBER 31, 2008

  COMMON STOCK -- CONTINUED

                                                          SHARES             VALUE
                                                       --------------    ------------
  INDUSTRIALS -- (CONTINUED)
     Standard Parking * ............................         108,760     $  2,279,610
     Team * ........................................          31,200          866,424
     Titan Machinery * .............................         101,400        1,255,332
                                                                         ------------
                                                                           20,893,636
                                                                         ------------
  INFORMATION TECHNOLOGY -- 29.6%
     3PAR * ........................................         199,600        1,273,448
     Bottomline Technologies * .....................          87,368          688,460
     Cbeyond * .....................................         159,000        1,911,180
     Cogent Communications Group * .................         110,100          526,278
     Coleman Cable * ...............................          33,121          230,522
     Compellent Technologies * .....................          55,973          610,106
     DemandTec * ...................................         143,514        1,034,736
     Dycom Industries * ............................         164,784        1,463,282
     ENGlobal * ....................................         167,600          735,764
     EPIQ Systems * ................................         114,300        1,553,337
     FARO Technologies * ...........................          60,300          914,751
     Globecomm Systems * ...........................         255,100        2,010,188
     HMS Holdings * ................................          79,900        1,979,123
     Interwoven * ..................................         160,275        2,021,068
     JDA Software Group * ..........................          78,000        1,113,840
     Measurement Specialties * .....................          76,966          821,997
     Monolithic Power Systems * ....................          83,300        1,415,267
     NCI, Cl A * ...................................          89,847        2,138,359
     Netezza * .....................................         153,700        1,490,890
     Online Resources * ............................         180,500          631,750
     Seachange International * .....................         331,483        2,532,530
     Silicon Motion Technology * ...................         211,072          734,530
     Stratasys * ...................................          72,100          870,968
     SXC Health Solutions * ........................          68,100          890,067
     Tyler Technologies * ..........................         117,200        1,592,748
     Viasat * ......................................          69,800        1,271,756
                                                                         ------------
                                                                           32,456,945
                                                                         ------------

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO
                                                                OCTOBER 31, 2008

  COMMON STOCK -- CONTINUED

                                                          SHARES             VALUE
                                                       --------------    ------------
  TELECOMMUNICATION SERVICES -- 1.2%
     Neutral Tandem * ..............................          77,900     $  1,357,018
                                                                         ------------

     Total Common Stock
        (Cost $125,941,241) ........................                      106,267,864
                                                                         ------------

  SHORT-TERM INVESTMENT -- 1.8%

     CASH EQUIVALENT -- 1.8%
     HighMark Diversified Money Market Fund,
        Fiduciary Class, 2.960% (A)
        (Cost $1,946,985) ..........................       1,946,985        1,946,985
                                                                         ------------

     Total Investments -- 98.7%
        (Cost $127,888,226) ........................                     $108,214,849
                                                                         ============

Percentages are based on Net Assets of $109,691,182.

*Non-income producing security.

** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(A) Rate shown is the 7-day effective yield as of October 31, 2008.

Cl -- Class

[PRICEWATERHOUSECOOPERS LOGO OMITTED]

                                                PRICEWATERHOUSECOOPERS LLP
                                                Two Commerce Square, Suite 1700
                                                2001 Market Street
                                                Philadelphia, PA 19103-7042
                                                Telelphone (267) 330 3000
                                                Facsimilie (267) 330 3300
                                                www.pwc.com



               REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
The Advisors' Inner Circle Fund and Shareholders of
Rice Hall James Micro Cap Portfolio:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Rice Hall James Micro Cap Portfolio, (one of the funds constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Fund") as of October 31, 2008, and for the year then ended and have issued our unqualified report thereon dated December 23, 2008 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's schedule of investments (the "Statement") as of October 31, 2008 appearing in Item 6 of this Form N-CSR. This Statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this Statement based on our audit.

In our opinion, the Statement referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 23, 2008

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12.   EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                            The Advisors' Inner Circle Fund


By (Signature and Title)*               /s/ Philip T. Masterson
                                        -----------------------
                                        Philip T. Masterson, President
Date:  December 28, 2008



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Philip T. Masterson
                                        -----------------------
                                        Philip T. Masterson, President
Date:  December 28, 2008



By (Signature and Title)*               /s/ Michael Lawson
                                        ------------------
                                        Michael Lawson, Treasurer,
                                        Controller & CFO
Date:  December 28, 2008


* Print the name and title of each signing officer under his or her signature.